UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 22, 2022 (February 18, 2022)
_________________________
Marriott Vacations Worldwide Corporation
(Exact name of registrant as specified in its charter)
 _________________________

Delaware	001-35219	45-2598330
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9002 San Marco Court	Orlando	FL	32819
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (407) 206-6000
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	VAC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 18, 2022, Marriott Vacations Worldwide Corporation (the “Company”) announced that Kathleen Pighini, Vice President, Financial Reporting, has been appointed as the Company’s Senior Vice President, Corporate Controller and Chief Accounting Officer, effective March 5, 2022. She will report to Anthony Terry, the Company’s Executive Vice President and Chief Financial Officer.
Ms. Pighini, 44, has served as the Vice President, Financial Reporting since 2015. She began her career with the Company 15 years ago as Director, Accounting Policy for Marriott Vacation Club International when it was a division of Marriott International, Inc. Prior to joining the Company, she was Manager, Assurance & Business Advisory Services with PricewaterhouseCoopers. She received her Bachelor’s of Science degree in Accounting from State University of New York College at Old Westbury and her Master’s Degree in Accounting from Long Island University.
There are no arrangements or understandings between Ms. Pighini and any other persons pursuant to which Ms. Pighini was selected as Senior Vice President, Corporate Controller and Chief Accounting Officer of the Company. There are no family relationships between Ms. Pighini and any director or executive officer of the Company, and Ms. Pighini has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, nor are any such transactions currently proposed.
In connection with Ms. Pighini’s appointment, effective March 5, 2022, she will receive an annual base salary of $335,000 and a grant of restricted stock units with a value equal to $90,000, and she will be eligible to participate in the Company’s bonus program with an annual targeted bonus of 40% of her annual base salary. In February 2023, she will be eligible to receive an equity grant with a target value of $175,000 to be allocated among restricted stock units, performance-based restricted stock units and stock appreciation rights as determined by the Compensation Policy Committee of the Company’s Board of Directors. Ms. Pighini will be eligible to participate in the Company’s standard benefits programs.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits. The following exhibits are being filed with this report:

Exhibit Number	Description
101	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(Registrant)

Dated:	February 22, 2022	By:	/s/ Anthony E. Terry
		Name:	Anthony E. Terry
		Title:	Executive Vice President and Chief Financial Officer

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